Exhibit 10.1

IMCLONE AND WHITE ROSE SECURITY AGREEMENT

among

SOLAR POWER, INC.

as PLEDGOR

and

CHINA DEVELOPMENT BANK CORPORATION,

as LENDER

Dated as of December 30, 2011

TABLE OF CONTENTS

Page
ARTICLE I SECURITY INTERESTS	2

1.1 Grant of Security Interests	2
1.2 Power of Attorney	2

ARTICLE II GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS	2

2.1 Necessary Filings	2
2.2 No Lien	3
2.3 Other Financing Statements	3
2.4 Chief Executive Office, Record Locations	3
2.5 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc	3
2.6 Recourse	4

ARTICLE III SPECIAL PROVISIONS CONCERNING COLLECTION ACCOUNTS; CONTRACT RIGHTS AND CERTAIN OTHER COLLATERAL	4

3.1 Additional Representations and Warranties	4
3.2 Maintenance of Records	4
3.3 Direction to EPC Contracting Parties; etc.	5
3.4 Modification of Terms; etc.	5
3.5 Collection	5
3.6 Pledgor Remains Liable Under the EPC Contracts	6
3.7 Collection Account	6
3.8 Notices and Acknowledgement	6
3.9 Further Actions	6

ARTICLE IV PROVISIONS CONCERNING ALL COLLATERAL	6

4.1 Protection of Lender’s Security	6
4.2 Assignment of Insurances	7
4.3 Additional Information	7
4.4 Further Actions	7
4.5 Financing Statements	7

ARTICLE V REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT	7

5.1 Remedies; Obtaining the Collateral Upon Default	7
5.2 Waiver of Claims	8
5.3 Application of Proceeds	8
5.4 Remedies Cumulative	9

5.5 Discontinuance of Proceedings	9
5.6 Confidentiality	9

ARTICLE VI INDEMNITY	10

6.1 Indemnity	10
6.2 Indemnity Obligations Secured by Collateral; Survival	11

ARTICLE VII DEFINITIONS	11

ARTICLE VIII MISCELLANEOUS	13

8.1 Notices	13
8.2 Waiver; Amendment	13
8.3 Obligations Absolute	13
8.4 Successors and Assigns	13
8.5 Headings Descriptive	14
8.6 Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial	14
8.7 Pledgor’s Duties	15
8.8 Termination	15
8.9 Counterparts	15
8.10 Severability	15

ANNEX A	Schedule of Chief Executive Offices Address(es) of Chief Executive Office
ANNEX B	Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location and Organizational Identification Numbers
ANNEX C	Schedule of Collection Accounts

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SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of December 30, 2011, made by Solar Power, Inc., as pledgor (the “Pledgor”), in favor of China Development Bank Corporation, acting through its Jiangxi Branch, as lender (the “Lender”). Certain capitalized terms as used herein are defined in Article VII hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in each Facility Agreement (as defined below) shall be used herein as therein defined.

RECITALS

A. WHEREAS, the SPI Solar New Jersey, Inc. (the “Borrower”) as borrower and the Lender have entered into a facility agreement relating to EPC financing in respect of the ImClone Solar Power Project, dated as of December 30, 2011 (as amended, modified, restated and/or supplemented from time to time, the “ImClone Facility Agreement”), providing for the making of US$15,600,000 and RMB77,850,000 term loan facility to the Borrower;

B. WHEREAS, the Borrower and the Lender have entered into a facility agreement relating to White Rose financing in respect of the White Rose Solar Power Project, dated as of December 30, 2011 (as amended, modified, restated and/or supplemented from time to time, the “White Rose Facility Agreement”, and together with the ImClone Facility Agreement, collectively referred to as the “Facility Agreements” and each a “Facility Agreement”), providing for the making of US$3,600,000 and RMB72,150,000 term loan facility to the Borrower;

C. WHEREAS, the Borrower is wholly-owned by the Pledgor.

D. WHEREAS, execution and delivery by the Pledgor of this Agreement is one of the conditions to the Lender’s obligation to make Loans to the Borrower under the each Facility Agreement.

E. WHEREAS, the Pledgor will obtain benefits from the incurrence of the Loans by the Borrower and accordingly, the Pledgor desires to enter into this Agreement to provide a Security Interest over the Collateral (as defined below) for the Lender, in order to satisfy the condition described in the preceding paragraph and to induce the Lender to make Loans to the Borrower.

NOW THEREFORE, in consideration of the foregoing and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:

ARTICLE I

SECURITY INTERESTS

1.1 Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of all of the Secured Obligations, the Pledgor hereby assigns and transfers unto the Lender, and hereby pledges and grants to the Lender a continuing Security Interest in all of the right, title and interest of the Pledgor in, to and under all of the following property (and all rights therein) of the Pledgor, or in which or to which the Pledgor has any rights, in each case whether now existing or hereafter from time to time acquired:

(i) the Collection Accounts;

(ii) the EPC Contracts, together with all Contract Rights arising thereunder;

(iii) all Supporting Obligations in respect of any of the foregoing; and

(iv) all Proceeds and products of any and all of the foregoing

(all of the above, the “Collateral”).

(b) The Security Interest of the Lender under this Agreement extends to all Collateral which the Pledgor may acquire, or with respect to which the Pledgor may obtain rights, at any time during the term of this Agreement.

1.2 Power of Attorney. The Pledgor hereby constitutes and appoints the Lender its true and lawful attorney in fact, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Pledgor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to the Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or advisable to protect its interests, which appointment as attorney is coupled with an interest.

ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

The Pledgor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

2.1 Necessary Filings. All filings, registrations, recordings and other actions necessary or appropriate to create, preserve and perfect the Security Interest granted by the Pledgor to the Lender hereby in respect of the Collateral have been accomplished and the Security Interest granted to the Lender pursuant to this Agreement in and to the Collateral creates a valid and, together with all such filings, registrations, recordings and other actions, a perfected Security Interest therein prior to the rights of all other persons therein and subject to no other

Security Interest and is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected Security Interests, in each case to the extent that the Collateral consists of the type of property in which a Security Interest may be perfected by possession or control (within the meaning of the UCC as in effect on the date hereof in the State of New York), by filing a financing statement under the UCC as enacted in any relevant jurisdiction.

2.2 No Lien. The Pledgor is, and as to all Collateral acquired by it from time to time after the date hereof the Pledgor will be, the owner of all Collateral free from any Security Interest or other right, title or interest of any person, and the Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Lender.

2.3 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral, and prior to the end of the Security Period, the Pledgor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the Security Interests granted hereby by the Pledgor.

2.4 Chief Executive Office, Record Locations. The chief executive office of the Pledgor is, on the date of this Agreement, located at the address indicated on Annex A. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of the Pledgor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, unless each such other address is also indicated on Annex A hereto for the Pledgor.

2.5 Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. The exact legal name of the Pledgor, the type of organization of the Pledgor, whether or not the Pledgor is a Registered Organization, the jurisdiction of organization of the Pledgor, the Pledgor’s Location, the organizational identification number (if any) of the Pledgor, the Federal Employer Identification Number (if any), and whether or not the Pledgor is a Transmitting Utility, is listed on Annex B. The Pledgor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that used on Annex B hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Finance Documents and so long as same do not involve (x) a Registered Organization ceasing to constitute the same or (y) the Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Lender not less than fifteen (15) days’ prior written notice of each change to the information listed on Annex B (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex B which shall correct all information contained therein for the Pledgor, and (ii) in connection with the respective change or changes, it shall have taken all action reasonably requested by the Lender to maintain the Security Interests of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that the Pledgor does not have an organizational identification number on the date hereof and later obtains one, the Pledgor shall promptly thereafter notify the Lender of such organizational identification number and shall take all actions reasonably satisfactory to the Lender to the extent necessary to maintain the Security Interest of the Lender in the Collateral intended to be granted hereby fully perfected and in full force and effect.

2.6 Recourse. This Agreement is made with full recourse to the Pledgor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Pledgor contained herein, in the Finance Documents and otherwise in writing in connection herewith or therewith.

ARTICLE III

SPECIAL PROVISIONS CONCERNING THE COLLECTION ACCOUNTS; CONTRACT  RIGHTS AND CERTAIN OTHER COLLATERAL

3.1 Additional Representations and Warranties. The Pledgor represents and warrants that the EPC Contracts, and all records, papers and documents relating thereto (if any) are genuine and what they purport to be, and that all papers and documents (if any) relating thereto (i) will, to the knowledge of the Pledgor, represent the genuine, legal, valid and binding obligations of the obligors evidencing indebtedness unpaid and owed by the obligors arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligations of the obligors named therein (other than copies created for general accounting purposes), (iii) will, to the knowledge of the Pledgor, evidence true and valid obligations, enforceable in accordance with their respective terms, and (iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

3.2 Maintenance of Records. The Pledgor will keep and maintain at its own cost and expense accurate records of the Collection Accounts and the EPC Contracts, including, but not limited to, originals of all documentation (including the EPC Contracts) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Pledgor will make the same available on the Pledgor’s premises to the Lender for inspection, at the Pledgor’s own cost and expense, at any and all reasonable times upon prior notice to the Pledgor and otherwise in accordance with the each Facility Agreement. Upon the occurrence and during the continuance of an Event of Default and at the request of the Lender, the Pledgor shall, at its own cost and expense, deliver all tangible evidence of the Collection Accounts and Contract Rights (including, without limitation, all documents evidencing the Collection Accounts and the EPC Contracts) and such books and records to the Lender or to its representatives (copies of which evidence and books and records may be retained by the Pledgor). Upon the occurrence and during the continuance of an Event of Default and if the Lender so directs, the Pledgor shall legend, in form and manner satisfactory to the Lender, the Collection Accounts and the EPC Contracts, as well as books, records and documents (if any) of the Pledgor evidencing or pertaining to the Collection Accounts and the EPC Contracts with an appropriate reference to the fact that the Collection Accounts and the EPC Contracts have been assigned to the Lender and that the Lender has a Security Interest therein.

3.3 Direction to EPC Contracting Parties; etc. The Pledgor agrees (x) to cause all payments on account of the EPC Contracts to be made directly to the Collection Accounts, (y) that the Lender may, at its option, directly notify the obligors under the EPC Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Lender may enforce collection of the EPC Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as the Pledgor. Without notice to or assent by the Pledgor, the Lender may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Collection Accounts toward the payment of the Secured Obligations in the manner provided in Section 5.3 of this Agreement. The reasonable costs and expenses of collection (including reasonable attorneys’ fees), whether incurred by the Pledgor or the Lender, shall be borne by the Pledgor. The Lender shall deliver a copy of each notice referred to in the preceding clause (y) to the Pledgor, provided that (x) the failure by the Lender to so notify the Pledgor shall not affect the effectiveness of such notice or the other rights of the Lender created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Clause 22.1 (Non-payment) of each Facility Agreement has occurred and is continuing.

3.4 Modification of Terms; etc. Except in accordance with the Pledgor’s ordinary course of business and consistent with reasonable business judgment or as permitted by Section 3.5, the Pledgor shall not rescind or cancel any indebtedness evidenced under the EPC Contracts, or modify any material term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell the EPC Contracts, or interest therein, without the prior written consent of the Lender. The Pledgor shall not do anything to impair the rights of the Lender in the EPC Contracts.

3.5 Collection. The Pledgor shall endeavor in accordance with reasonable business practices to cause to be collected from the obligors under the EPC Contracts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing on account of the EPC Contracts, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance under the EPC Contracts. Except as otherwise directed by the Lender after the occurrence and during the continuation of an Event of Default, the Pledgor may allow in the ordinary course of business as adjustments to amounts owing under the EPC Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Pledgor finds appropriate in accordance with reasonable business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which the Pledgor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, attorneys’ fees) of collection, whether incurred by the Pledgor or the Lender, shall be borne by the Pledgor.

3.6 Pledgor Remains Liable Under the EPC Contracts. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable under the EPC Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of the EPC Contracts. The Lender shall not have any obligation or liability under the EPC Contracts by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to the EPC Contracts pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to the EPC Contracts, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under the EPC Contracts, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

3.7 Collection Accounts. (a) Within one hundred and twenty (120) days from the date of this Agreement, the Pledgor shall deliver to the Lender an account control agreement in form and substance satisfactory to the Lender with respect to the Collection Accounts, duly executed by the Borrower, the Lender and the Account Bank.

(b) Details of the Collection Accounts are set forth in Annex C.

3.8 Notice and acknowledgement. (a) The Pledgor shall promptly and in any event within thirty (30) days upon execution of this Assignment, give written notice in respect of the pledge over the Receivables made under this Assignment to the counterparties to each the EPC Contract in a form in the Agreed Form, and provide copies to the Lender with evidence of delivery and receipt.

(b) The Pledgor shall procure that the counterparties to each EPC Contract acknowledges receipt of the relevant notice as referred to in paragraph (a) above in the Agreed Form within ninety (90) days upon execution of this Assignment.

3.9 Further Actions. The Pledgor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps, including any and all actions as may be necessary or required under the Federal Assignment of Claims Act, relating to the Collection Accounts, the EPC Contracts and other property or rights covered by the Security Interest hereby granted, as the Lender may reasonably require.

ARTICLE IV

PROVISIONS CONCERNING ALL COLLATERAL

4.1 Protection of Lender’s Security. Except as otherwise permitted by the Finance Documents, the Pledgor will do nothing to impair the rights of the Lender in the Collateral. The Pledgor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Pledgor to pay the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be for any reason whatsoever unavailable to the Pledgor.

4.2 Assignment of insurances. Within fifteen (15) Business Days following the date of this agreement, the insurance policies on or in relation to the Project Assets (as defined in each Facility Agreement) shall be assigned by the Pledgor to and in favour of the Lender as additional assured.

4.3 Additional Information. The Pledgor will, at its own expense, from time to time upon the reasonable request of the Lender, promptly (and in any event within ten (10) days after its receipt of the respective request) furnish to the Lender such information with respect to the Collateral as may be requested by the Lender.

4.4 Further Actions. The Pledgor will, at its own expense and upon the request of the Lender, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time all such further documents, agreements, mortgages, deeds, lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such all further steps or actions relating to the Collateral and other property or rights covered by the Security Interest hereby granted, which the Lender deems reasonably appropriate or advisable to grant, perfect, preserve or protect its Security Interest created or intended to be created hereunder.

4.5 Financing Statements. The Pledgor agrees to execute and deliver to the Lender such financing statements, in form reasonably acceptable to the Lender, as the Lender may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of the Lender to establish and maintain a valid, enforceable, perfected Security Interest in the Collateral as provided herein and the other rights and security contemplated hereby. The Pledgor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. The Pledgor hereby authorizes the Lender to file any such financing statements without the signature of the Pledgor where permitted by law.

ARTICLE V

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT

5.1 Remedies; Obtaining the Collateral Upon Default. The Pledgor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Lender, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:

(i) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the EPC Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Lender and may exercise any and all remedies of the Pledgor in respect of such Collateral;

(ii) instruct the Account Bank to transfer all monies, securities and instruments held by the Account Bank to a bank account notified by the Lender to the Account Bank;

(iii) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, or direct the Pledgor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

(iv) apply any monies constituting the Collateral or proceeds thereof in accordance with the provisions of Section 5.3; and

(v) take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607 of the UCC;

it being understood that the Pledgor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by the Pledgor of said obligation.

5.2 Waiver of Claims. Except as otherwise provided in this Agreement, THE PLEDGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LENDER’S TAKING POSSESSION OR THE LENDER’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and the Pledgor hereby further waives, to the extent permitted by law all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Pledgor.

5.3 Application of Proceeds. All monies collected by the Lender upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Lender hereunder, shall be applied:

(a) in a manner as contemplated in Clause 25 (Payment Mechanics) of the ImClone Facility Agreement, in the event that the Lender becomes entitled to enforce its rights in respect of the Collateral pursuant to Section 5.1 as a result of occurrence and continuation of an Event of Default under and as defined in the ImClone Facility Agreement;

(b) in a manner as contemplated in Clause 25 (Payment Mechanics) of the White Rose Facility Agreement, in the event that the Lender becomes entitled to enforce its rights in respect of the Collateral pursuant to Section 5.1 as a result of occurrence and continuation of an Event of Default under and as defined in the White Rose Facility Agreement;

(c) towards repayment of the Secured Obligations on a pro rata basis in the event that there is occurrence and continuation of an Event of Default under and as defined in each Facility Agreement (and in each case in accordance with paragraphs (a) and (b) above).

5.4 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given to the Lender under this Agreement, the other Finance Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Lender to any other or further action in any circumstances without notice or demand. In the event that the Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Lender may recover reasonable expenses, including attorneys’ fees, and the amounts thereof shall be included in such judgment.

5.5 Discontinuance of Proceedings. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case the Pledgor, the Lender and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the Security Interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

5.6 Confidentiality. In the event of any proceeding for the collection or enforcement of any Collateral pursuant to this Agreement after an Event of Default shall have occurred and be continuing, if any Collateral is subject to any confidentiality agreements enforceable by any third party, the Pledgor shall use all reasonable efforts to obtain consent from such third party so that any confidential information relating to such Collateral may be disclosed to the Lender as part of such collection or enforcement, and the Lender will refrain or delay such collection or enforcement until such consent is obtained, provided that such confidentiality agreement shall not in any way affect the grant of Security Interest over such Collateral pursuant to Section 1.1 hereto.

ARTICLE VI

INDEMNITY

6.1 Indemnity. (a) The Pledgor agrees to indemnify, reimburse and hold the Lender and its successors, assigns, employees, affiliates and agents (hereinafter in this Section 6.1 referred to individually as “Indemnitee,” and collectively as “Indemnitees”) harmless from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments, losses and any and all costs, expenses or disbursements (including attorneys’ fees and expenses) (for the purposes of this Section 6.1 the foregoing are collectively called “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Finance Document or any other document executed in connection herewith or therewith or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the Collateral, the violation of the laws of any country, state or other governmental body or unit, any tort, or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 6.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision). The Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damages, injuries, penalty, claim, demand, action, suit or judgment, the Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee shall promptly notify the Pledgor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 6.1(a) hereof, the Pledgor agrees, to pay or reimburse the Lender for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Lender’s liens on, and Security Interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Lender’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

(c) Without limiting the application of Section 6.1(a) or (b) hereof, the Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by the Pledgor in this Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

(d) If and to the extent that the obligations of the Pledgor under this Section 6.1 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

6.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute the Secured Obligations secured by the Collateral. The indemnity obligations of the Pledgor contained in this Article VI shall continue in full force and effect notwithstanding the full payment of all of the other Secured Obligations and notwithstanding the full payment of all the Secured Obligations under each Facility Agreement and notwithstanding the discharge thereof and after the end of the Security Period.

ARTICLE VII

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.

“Borrower” shall have the meaning provided in the recitals of this Agreement.

“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.

“Contract Rights” shall mean all rights and interest of the Pledgor under each EPC Contract, including, without limitation, (i) any and all rights to receive and demand payments under the EPC Contracts, (ii) any and all rights to receive and compel performance under the EPC Contracts, and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with the EPC Contracts.

“EPC Contract” shall mean the EPC Contract as defined in either Facility Agreement (as it may be amended, supplemented or otherwise modified from time to time), and the “EPC Contracts” shall mean the EPC Contracts under the Facility Agreements.

“Event of Default” shall mean any Event of Default under, and as defined in, the Facility Agreement and shall in any event include, without limitation, any payment default on any of the Secured Obligations after the expiration of any applicable grace period.

“Facility Agreement” shall have the meaning provided in the recitals of this Agreement.

“Indemnitee” shall have the meaning provided in Section 6.1(a) of this Agreement.

“Lender” shall have the meaning set forth in the first paragraph hereof.

“Location” of the Pledgor, shall mean the Pledgor’s “location” as determined pursuant to Section 9-307 of the UCC.

“Proceeds” shall mean all “proceeds” as such term is defined in the UCC as in effect in the State of New York on the date hereof and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Lender or the Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

“Registered Organization” shall have the meaning provided in the UCC as in effect in the State of New York.

“Secured Obligations” shall mean any and all obligations, whether present, future, actual or contingent, of an Obligor to pay all sums in principal, interest or otherwise (including any fees, commissions, expenses or indemnification of any nature whatsoever), due or that may be due (including further to acceleration) by an Obligor to the Lender under or in connection with each Finance Documents under and as defined in each Facility Agreement, including in each case in connection with the termination or cancellation, annulment or invalidity thereof.

“Security Interest” shall mean any mortgage, pledge, lien, charge, assignment, hypothecation, security interest or encumbrance of any kind, or any other agreement or arrangement having a similar effect including, without limitation, a lien or retention of title arrangement of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

“Security Period” shall mean the period beginning on the date hereof and ending on the date of the unconditional and irrevocable satisfaction in full of all the Secured Obligations.

“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC as in effect on the date hereof in the State of New York, now or hereafter owned by the Pledgor, or in which the Pledgor has any rights, and, in any event, shall include, but shall not be limited to all of the Pledgor’s rights in any secondary obligation that supports the payment or performance of, and all security for the Collection Accounts and/or the EPC Contracts.

“Transmitting Utility” shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

ARTICLE VIII

MISCELLANEOUS

8.1 Notices. The addresses, and facsimile numbers of the Pledgor and the Lender for all notices or communications required to be given by one party to the other party under or in connection with this Agreement are as follows:

(a)	the address and facsimile number of the Lender are:

China Development Bank Corporation, Jiangxi Branch

No. 68 Zhongshanxi Road

Nanchang, Jiangxi, PRC

Attention:                     Mr. Liu Bin

Telephone number:     +86 791 8659 2484

Facsimile number:      +86 791 8659 2403

(b)	the address and facsimile number of the Pledgor are:

Solar Power, Inc.

2240 Douglas Blvd, Suite 200

Roseville, California 95661

Attention:                     Mr. Robert Wood

Telephone number:     +1 916 770-8100

Facsimile number:      +1 916 770-8100

8.2 Waiver; Amendment. Except as provided in Section 8.8, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Lender.

8.3 Obligations Absolute. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Finance Document; or (c) any amendment to or modification of any Finance Document or any security for any of the Secured Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

8.4 Successors and Assigns. This Agreement shall create a continuing Security Interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 8.8, (ii) be binding upon the Pledgor, its successors and assigns; provided, however, that the Pledgor shall not assign any of its rights or obligations hereunder without the prior written consent of the Lender, and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. All agreements, statements, representations and warranties made by the

Pledgor herein or in any certificate or other instrument delivered by the Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Agreement and the other Finance Documents regardless of any investigation made by the Lender.

8.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

8.6 Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER THE PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS THAT ANY SUCH COURT LACKS JURISDICTION OVER THE PLEDGOR. THE PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY THE PLEDGOR AT ITS ADDRESS FOR NOTICES AS PROVIDED IN SECTION 8.1 ABOVE, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER FINANCE DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER UNDER THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE PLEDGOR IN ANY OTHER JURISDICTION.

(b) THE PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCE DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER FINANCE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

8.7 Pledgor’s Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that the Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of the Pledgor under or with respect to any Collateral.

8.8 Termination. (a) At the end of the Security Period, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 6.1 hereof, shall survive such termination) and the Lender, at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

(b) At any time that the Pledgor desires that the Lender take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 8.8(a), the Pledgor shall deliver to the Lender a certificate signed by a principal executive officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 8.8(a). If reasonably requested by the Lender (although the Lender shall have no obligation to make such request), the Pledgor shall furnish appropriate legal opinions (from counsel, reasonably acceptable to the Lender) to the effect set forth in this Section 8.8(b).

8.9 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Pledgor and the Lender.

8.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of this page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

SOLAR POWER, INC. as the Pledgor

By:	/s/ Jeffrey Olyniec
Name: Jeffrey Olyniec
Title: Executive Vice President

[SIGNATURE PAGE TO SECURITY AGREEMENT]

Accepted and Agreed to:

CHINA DEVELOPMENT BANK CORPORATION
as Lender

By:	/s/ Liu Bin
Name: Liu Bin
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ANNEX A

to

SECURITY AGREEMENT

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Address(es) of Chief Executive Office

2240 Douglas Blvd., Suite 200, Roseville, CA 95661

ANNEX B

to

SECURITY AGREEMENT

SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION

(AND WHETHER A REGISTERED ORGANIZATION AND/OR

A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION,

ORGANIZATIONAL IDENTIFICATION NUMBERS,

AND FEDERAL EMPLOYER IDENTIFICATION NUMBER

Exact Legal Name of The Pledgor	Type of Organization	Registered Organization? (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Pledgor’s Federal Employer Identification Number (or, if it has none, so indicate)	Transmitting Utility (Yes/No)
Solar Power, Inc.	Corporation	Yes.	State of California	State of California			No.

ANNEX C

to

SECURITY AGREEMENT

Schedule of Collection Accounts

Name of Beneficiary	Description of Collection Account	Account Number
Solar Power, Inc.	ImClone US Dollars account	12020281
Solar Power, Inc.	White Rose US Dollars account	12020290